Phoenix Investment Partners

Annual Report




October 31, 1999






Goodwin










Phoenix-Goodwin
Multi-Sector Short
Term Bond Fund










[LOGO]PHOENIX
      INVESTMENT PARTNERS

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:
[PHOTO]

                We are pleased to provide this annual report for the
              Phoenix-Goodwin Multi-Sector Short Term Bond Fund for the 12 months ended October 31, 1999. On the following pages, your Fund's portfolio manager reviews market events over the last year and discusses his investment strategy. We hope you find his comments informative.

                As the year comes to a close, this may be a good time to keep in mind a few "basics of investing" to help you take a long-term market perspective. As the year comes to a close, this may be a good time to keep in mind a few "basics of investing" to help you take a long-term market perspective.

  REMAIN FOCUSED ON YOUR LONG-TERM INVESTMENT STRATEGY. Redeeming an investment when the market drops or a fund's share price falls can work against you over time. You could miss out on opportunities for your investment to grow when the market or the fund's share price begins to move up. And over time, that could make a big difference in how successful you are in achieving your financial goals.

  DIVERSIFY YOUR PORTFOLIO. Spreading your investments among different asset classes and investment styles helps reduce risk. If one type of investment doesn't perform well over a certain time period, it may be offset by the good results of another investment.

  TAKE ADVANTAGE OF DOLLAR-COST AVERAGING. You can make market fluctuations work to your advantage by investing a set amount of money at regular intervals. This is called dollar-cost averaging, and it means that when prices are low you will be buying more units and when prices are high, you'll buy less. Of course, periodic investment plans do not assure a profit or protect against a loss in declining markets. This type of plan involves continuous investments in securities regardless of fluctuating price levels. Investors should consider their financial ability to continue purchases through periods of low price levels.

  If you have any questions, please contact your financial advisor or call us at 1-800-243-1574 between 8:00 a.m. and 6:00 p.m. Eastern Time, Monday through Friday.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin

NOVEMBER 19, 1999

             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, DAVID L. ALBRYCHT, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: Phoenix-Goodwin Multi-Sector Short Term Bond Fund is appropriate for investors seeking high current income from a broadly diversified short-term bond fund. Investors should note that the Fund may hold foreign bonds, and foreign investments pose additional risk, such as currency fluctuation, less public disclosure, and political and economic uncertainty. The Fund may also invest in high-yielding fixed-income securities that are generally subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed-income securities.

Q: HOW HAS THE FUND PERFORMED OVER THE LAST 12 MONTHS?

A: For the fiscal year ended October 31, 1999, Class A shares returned 5.57%, Class B shares returned 5.04%, and Class C shares returned 5.07% compared with a return of 4.26% for the Merrill Lynch Medium Quality Corporate Short Term Bond Index(1) and an average return of 1.44% for a peer universe of 93 short to intermediate investment-grade debt funds, according to Lipper, Inc. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: CAN YOU PROVIDE A BRIEF OVERVIEW OF THE MARKET OVER THE LAST 12 MONTHS?

A: The bond market is definitely not a repeat of last year. Last year we saw Russia default, hedge funds unwind around the world, a global liquidity crisis erupt, and a Fed response of lowering interest rates. Now we are experiencing a record supply of issues in non-Treasury sectors, Y2K fears, a reduced role for Wall Street as a market liquidity provider, and a Fed bias toward higher rates. These were the concerns in the third quarter, but investors have come to realize that these fears were overblown, and now we are seeing a reversal in yield spreads. On October 5 of last year, the two-year Treasury yielded 4.02%. On November 8 of this year, it yielded 5.72%. The difference for the 30-year Treasury is even more dramatic. Last October 5, it yielded 4.71% compared with 6.06% on November 8, 1999. The "flight to quality" environment has reversed itself, and for most of this reporting period, higher-yielding sectors were the best performing.

    The Fund performed very well during this period, with higher-yielding sectors being among the best performers in the market. We have maintained our strategy of investing in sectors with the best relative values, and while this hurt performance last year, it has benefited results this year. Some of the best contributors to performance were our holdings in the cable and telecommunications industries.

Q: HOW IS THE FUND CURRENTLY POSITIONED?

A: We are continuing to follow our investment strategy of investing in the sectors that offer the best relative value. This approach often leads us to emphasize evolving sectors of the bond market where inefficiencies exist that we believe can lead to significant upside potential. For example, our current sector strategy in emerging-markets bonds emphasizes attractive opportunities in countries

(1) THE MERRILL LYNCH MEDIUM QUALITY CORPORATE SHORT TERM BOND INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE OF CORPORATE BONDS WITH MATURITIES OF 1-2.99 YEARS AND MEDIUM QUALITY RATINGS. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
2
like Poland and Mexico. The portfolio is well diversified by country. We are purchasing sovereign debt, with good liquidity, and emphasizing dollar-denominated securities.

    Our current strategy in the corporate high-yield sector is to keep the portfolio evenly split between BB-rated and B-rated issues. We believe there are attractive opportunities in the European market, particularly in the cable, telecommunications, and noncyclical sectors, and are focusing our attention there now.

Q: WHAT IS YOUR OUTLOOK?

A: We believe the current environment is very favorable for fixed-income investing. The U. S. economy remains surprisingly strong, and although inflation has picked up momentum, it is still very low. Real yields remain attractive by historical standards, and all spread sectors now offer exceptional value. For example, as of October 6, the yield spread for domestic high-yield issues, as measured by the CS First Boston High Yield Index(2), was 632 basis points over Treasuries compared with the historical average of 520 basis points.

                                                               NOVEMBER 15, 1999

(2) THE CS FIRST BOSTON HIGH YIELD INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE OF HIGH-YIELD BONDS. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 10/31/99

                                                  INCEPTION    INCEPTION
                                1 YEAR  5 YEARS  TO 10/31/99      DATE
                                ------  -------  -----------  ------------
Class A Shares at NAV(2)         5.57%    7.47%       6.33%       7/6/92
Class A Shares at POP(3)         3.19     6.98        6.00        7/6/92
Class B Shares at NAV(2)         5.04     6.88        5.76        7/6/92
Class B Shares with CDSC(4)      3.57     6.88        5.76        7/6/92
Class C Shares at NAV(2)         5.07       --        2.05       10/1/97
Merrill Lynch Medium Quality
  Corporate Short-Term Bond
  Index(7)                       4.26     6.95      Note 5        Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 2.25% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 2% to 0% over a three year period.
(5) Index performance is 6.40% for Class A and Class B (since 6/30/92) and 5.82% for Class C (since 9/30/97), respectively.
(6) This chart illustrates POP returns on Class A and CDSC returns for Class B since inception.
(7) The Merrill Lynch Medium Quality Corporate Short-Term Bond Index is an unmanaged, commonly used measure of total return performance of corporate bonds with maturities of 1-2.99 years and medium quality ratings. The index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 10/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            PHOENIX-GOODWIN       PHOENIX-GOODWIN      MERRILL LYNCH MEDIUM QUALITY
          MULTI-SECTOR SHORT A  MULTI-SECTOR SHORT B  CORPORATE SHORT-TERM BOND INDEX
7/6/92                  $9,775               $10,000                          $10,000
10/30/92                $9,814               $10,007                          $10,281
10/29/93               $10,647               $10,810                          $11,049
10/31/94               $10,689               $10,806                          $11,263
10/31/95               $11,788               $11,855                          $12,332
10/31/96               $13,075               $13,084                          $13,159
10/31/97               $14,393               $14,330                          $14,110
10/30/98               $14,516               $14,348                          $15,118
10/29/99               $15,324               $15,071                          $15,762

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 7/6/92 in Class A shares and reflects the maximum sales charge of 2.25% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       10/31/99
As a percentage of bond holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Non-Agency Mortgage-Backed  25%
Corporate                   23%
Municipal                   14%
Foreign Corporate           13%
Asset-Backed                12%
Foreign Government          11%
Agency Mortgage-Backed       2%

4                      See Notes to Financial Statements

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND

 TEN LARGEST HOLDINGS AT OCTOBER 31, 1999 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Merrill Lynch Mortgage Investors, Inc.                         3.0%
        NON-AGENCY MORTGAGE-BACKED SECURITY
    2.  Century Communications Corp.                                   2.2%
        CORPORATE BOND
    3.  Safeway, Inc.                                                  2.2%
        CORPORATE BOND
    4.  Structured Asset Securities Corp. 95-C1, D                     2.2%
        NON-AGENCY MORTGAGE-BACKED SECURITY
    5.  Texas Water Resources Finance Authority                        2.1%
        MUNICIPAL BOND
    6.  PNC Mortgage Securities Corp.                                  2.1%
        NON-AGENCY MORTGAGE-BACKED SECURITY
    7.  Oklahoma City Airport Trust                                    2.0%
        MUNICIPAL BOND
    8.  Republic of Argentina                                          1.9%
        FOREIGN GOVERNMENT SECURITY
    9.  ContiMortgage Home Equity Loan Trust                           1.9%
        ASSET-BACKED SECURITY
   10.  Mississippi State                                              1.9%
        MUNICIPAL BOND

                        INVESTMENTS AT OCTOBER 31, 1999

                                            MOODY'S      PAR
                                             RATING     VALUE
                                          (Unaudited)   (000)      VALUE
                                          ------------  ------  -----------
AGENCY MORTGAGE-BACKED SECURITIES--1.5%
GNMA 6.50%, 6/15/28.....................      Aaa       $ 735   $   702,481
---------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $731,361)                                          702,481
---------------------------------------------------------------------------
MUNICIPAL BONDS--13.8%

CALIFORNIA--0.9%
San Diego County Pension Obligation
Revenue Taxable Series A 6.24%,
8/15/02.................................      Aaa         400       396,000
FLORIDA--1.1%
Tampa Solid Waste System Revenue Taxable
Series A 6.18%, 10/1/04.................      Aaa         500       486,875

ILLINOIS--1.9%
Chicago O'Hare International Airport
Revenue Taxable 6.47%, 1/1/00...........      Aaa         150       150,022

Chicago Tax Increment Taxable 6.25%,
6/1/02..................................      Aaa         750       743,438
                                                                -----------
                                                                    893,460
                                                                -----------

MASSACHUSETTS--0.8%
Massachusetts State Port Authority
Revenue Taxable Series C 6.05%,
7/1/02..................................       Aa         400       394,000

MISSISSIPPI--1.9%
Mississippi State Taxable Series T
7.50%, 11/1/00..........................       Aa         855       864,901
                                            MOODY'S      PAR
                                             RATING     VALUE
                                          (Unaudited)   (000)      VALUE
                                          ------------  ------  -----------

NEW JERSEY--1.6%
New Jersey State Taxable Series G
6.375%, 8/1/03..........................       Aa       $ 750   $   742,500

OKLAHOMA--2.0%
Oklahoma City Airport Trust Taxable 10%,
7/1/12..................................      Aaa         900       918,738

PENNSYLVANIA--1.5%
Delaware River Port Authority PA & NJ
Revenue Taxable Series A 5.91%,
1/1/02..................................      Aaa         700       689,500

TEXAS--2.1%
Texas Water Resources Finance Authority
Revenue Taxable 6%, 8/15/02.............      Aaa       1,000       983,750
---------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $6,489,522)                                      6,369,724
---------------------------------------------------------------------------
ASSET-BACKED SECURITIES--12.3%

Advanta Equipment Receivables 98-1, A4
5.98%, 12/15/06.........................      Aaa         500       491,953

Capita Equipment Receivables Trust 97-1,
B 6.45%, 8/15/02........................       Aa         375       371,824

ContiMortgage Home Equity Loan Trust
98-1, B 7.86%, 4/15/29..................      Baa         952       870,782

Continental Airlines, Inc. Series 97-2D
7.522%, 6/30/01.........................       Ba         215       213,634

                       See Notes to Financial Statements                       5

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND

                                            MOODY'S      PAR
                                             RATING     VALUE
                                          (Unaudited)   (000)      VALUE
                                          ------------  ------  -----------
EQCC Home Equity Loan Trust 96-4, A4
6.47%, 8/15/10..........................      Aaa       $ 103   $   101,399

Fleetwood Credit Corp. Grantor Trust
96-A, B 6.95%, 10/17/11.................       A          155       155,366

Ford Credit Auto Owner Trust 96-B, CTFS
6.55%, 2/15/02..........................       A          250       250,234

Garanti Grantor Trust 97-A 144A 7.31%
4/15/02(b)..............................    BBB-(c)       416       390,852
Green Tree Home Improvement Loan Trust
99-E, A3 7.18%, 6/15/15.................     AAA(c)       750       748,238

MBNA Master Credit Card Trust 98-C, C
144A 6.35%, 11/15/05(b).................     BBB(c)       525       507,937

Premier Auto Trust 97-3, B 6.52%,
1/6/03..................................       A          250       250,038
Premier Auto Trust 97-2, B 6.53%,
12/6/03.................................       A          500       499,995
Triangle Funding Ltd. 98-2A, 3 144A
8.03%, 10/15/04(b)(d)...................     BBB(c)       800       795,000
---------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $5,763,915)                                      5,647,252
---------------------------------------------------------------------------
CORPORATE BONDS--22.2%

AUTO PARTS & EQUIPMENT--1.0%
Collins & Aikman Corp. 11.50%, 4/15/06..       B          500       475,000

AUTOMOBILES--1.1%
Titan Tire Corp. 7%, 2/11/00............       NR         500       496,250

BANKS (MONEY CENTER)--0.5%
First Union Institutional Capital I
8.04%, 12/1/26..........................       A          250       237,188

BROADCASTING (TELEVISION, RADIO & CABLE)--2.2%
Century Communications Corp. 9.75%,
2/15/02.................................       B        1,000     1,016,250
BUILDING MATERIALS--1.6%
Nortek, Inc. 9.875%, 3/1/04.............       B          750       736,875
COMMUNICATIONS EQUIPMENT--1.1%
Williams Communications Group, Inc.
10.875%, 10/1/09........................       B          500       513,750

ELECTRIC COMPANIES--1.1%
CalEnergy Co., Inc. 7.52%, 9/15/08......      Baa         500       499,375
                                            MOODY'S      PAR
                                             RATING     VALUE
                                          (Unaudited)   (000)      VALUE
                                          ------------  ------  -----------

ENTERTAINMENT--0.3%
SFX Entertainment, Inc. 9.125%,
12/1/08.................................       B        $ 140   $   129,500

FOODS--1.7%
SUPERVALU, Inc. 9.75%, 6/15/04..........       B          750       796,875

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--1.7%
Horseshoe Gaming LLC Series B 9.375%,
6/15/07.................................       B          500       497,500

International Game Technology 7.875%,
5/15/04.................................       Ba         300       288,000
                                                                -----------
                                                                    785,500
                                                                -----------

INSURANCE (MULTI-LINE)--1.1%
Willis Corroon Corp. 9%, 2/1/09.........       Ba         600       531,000

MANUFACTURING (SPECIALIZED)--0.7%
Fisher Scientific International, Inc.
9%, 2/1/08..............................       B          325       307,125

OIL & GAS (EXPLORATION & PRODUCTION)--0.7%
Benton Oil & Gas Co. 9.375%, 11/1/07....       B          500       314,375

PAPER & FOREST PRODUCTS--1.2%
S.D. Warren Co. Series B 12%,
12/15/04................................       B          500       550,000

PUBLISHING--1.0%
News America, Inc. 6.625%, 1/9/08.......      Baa         500       467,500

RETAIL (FOOD CHAINS)--2.2%
Safeway, Inc. 7%, 9/15/02...............      Baa       1,000       999,120

RETAIL (SPECIALTY)--1.2%
Musicland Group, Inc. 9%, 6/15/03.......       B          600       550,500

SERVICES (COMMERCIAL & CONSUMER)--0.7%
Anthony Crane Rentals LP Series B
10.375%, 8/1/08.........................       B          350       304,500

TELECOMMUNICATIONS (LONG DISTANCE)--1.1%
Global Crossing Holdings Ltd. 9.625%,
5/15/08.................................       Ba         500       506,250
---------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $10,660,221)                                    10,216,933
---------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED
SECURITIES--24.7%

BTC Mortgage Investors Trust 97-S1, D
144A 6.95%, 12/31/09(b).................     BBB(c)       750       744,375

6                      See Notes to Financial Statements

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND

                                            MOODY'S      PAR
                                             RATING     VALUE
                                          (Unaudited)   (000)      VALUE
                                          ------------  ------  -----------
Bear Stearns Mortgage Securities, Inc.
95-1, 1B3 144A 6.441%, 5/25/10(b).......       NR       $ 533   $   493,268

Bear Stearns Mortgage Securities, Inc.
95-1, 2B3 144A 7.40%, 7/25/10(b)........       NR         421       403,759

CS First Boston Mortgage Securities
Corp. 97-SPCE C 144A 7.077%,
2/20/07(b)..............................       NR         750       723,984

CS First Boston Mortgage Securities
Corp. 98-C2, E 7.13%, 1/15/12...........      Baa         250       212,656
Countrywide Funding Corp. 99-3, AF5
7.73%, 9/25/27..........................      Aaa         600       603,194
Criimi Mae Trust I 96-C1, A2 144A 7.56%,
6/30/33(b)..............................     BBB(c)       400       379,750

G.E. Capital Mortgage Services, Inc.
94-26, B2 6.91%, 7/25/09(d).............      Baa         221       212,473

G.E. Capital Mortgage Services, Inc.
96-8, 1M 7.25%, 5/25/26.................     AA(c)        289       280,192

IMPAC CMB Trust 98-2, M3 7.25%,
4/25/28.................................      A(c)        572       568,544

Merrill Lynch Mortgage Investors, Inc.
95-C3, A2 6.805%, 12/26/25(d)...........     AAA(c)     1,400     1,388,625

Norwest Asset Securities Corp. 99-10, B1
6.25%, 4/25/14..........................     AA(c)        513       473,547

PNC Mortgage Securities Corp. 97-6, A1
6.49%, 10/25/26.........................      Aaa         144       144,461

PNC Mortgage Securities Corp. 96-3, B2
8%, 12/25/26............................       A          972       968,845
Prudential Securities Secured Financing
Corp. 98-C1, A1A1 6.105%, 11/15/02......      Aaa         834       825,520

Residential Funding Mortgage Securities
I 93-S23, M3 6.50%, 6/25/08.............    BBB+(c)       620       597,301
Residential Funding Mortgage Securities
I 93-S29, M3 7%, 8/25/08................     AA+(c)       465       451,749
Residential Funding Mortgage Securities
I 96-S8, A4 6.75%, 3/25/11..............     AAA(c)        84        82,217
                                            MOODY'S      PAR
                                             RATING     VALUE
                                          (Unaudited)   (000)      VALUE
                                          ------------  ------  -----------

Resolution Trust Corp. 92-C3, B 9.05%,
8/25/23.................................     AA(c)      $ 101   $   100,171

Resolution Trust Corp. 94-C1, C 8%,
6/25/26.................................      A(c)        500       501,250

Structured Asset Securities Corp. 95-C1,
D 7.375%, 9/25/24.......................     BBB(c)     1,000       993,125

Structured Asset Securites Corp. 95-C4,
E 144A 8.71%, 6/25/26(b)................     BB(c)        250       240,230
---------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $11,566,088)                                    11,389,236
---------------------------------------------------------------------------
FOREIGN GOVERNMENT SECURITIES--10.3%

ALGERIA--0.5%
Algeria Unaffected Loan, 6.75%,
3/4/00..................................       NR         250       246,875

ARGENTINA--1.9%
Republic of Argentina Series B 0%,
4/15/01.................................     BBB(c)     1,000       888,500

BULGARIA--0.7%
Republic of Bulgaria FLIRB Series A
Bearer 2.75%, 7/28/12(d)................       B          500       337,500

COLOMBIA--1.7%
Republic of Colombia 10.875%, 3/9/04....       Ba         750       755,625

COSTA RICA--1.4%
Republic of Costa Rica 144A 9.335%,
5/15/09(b)..............................       Ba         650       658,125

CROATIA--1.5%
Croatia Series B 6.456%, 7/31/06(d).....      Baa         519       445,918
Croatia Series A 6.456%, 7/31/10(d).....      Baa         300       243,000
                                                                -----------
                                                                    688,918
                                                                -----------

PANAMA--1.6%
Republic of Panama RegS 7.875%,
2/13/02.................................       Ba         750       727,500

POLAND--1.0%
Poland Bearer PDI 6%, 10/27/14(d).......      Baa         500       443,750
---------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $4,713,901)                                      4,746,793
---------------------------------------------------------------------------

                       See Notes to Financial Statements                       7

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND

                                            MOODY'S      PAR
                                             RATING     VALUE
                                          (Unaudited)   (000)      VALUE
                                          ------------  ------  -----------
FOREIGN CORPORATE BONDS--13.2%
CHILE--0.5%
Banco Santiago SA 7%, 7/18/07...........      Baa       $ 250   $   221,250

COLOMBIA--1.6%
Financiera Energetica Nacional SA EMTN
9%, 11/8/99.............................     BB+(c)       750       751,875

MEXICO--5.3%
Banco Nacional de Mexico SA US$
Remittance Master Trust 144A 7.57%,
12/31/00(b).............................    BBB+(c)       321       321,083
Empresas ICA Sociedad Series 2 Tranche A
RegS 144A 11.875%, 5/30/01(b)...........       B          250       240,000
Gruma SA de C.V. 7.625%, 10/15/07.......       Ba         250       221,250
Grupo Elektra SA de C.V. 12.75%,
5/15/01.................................      B(c)        500       482,500
Grupo Industrial Durango 12.625%,
8/1/03..................................       B          350       341,687
Nacional Financiera SNC RegS 22%,
5/20/02.................................       Ba       5,000       517,128
Vicap SA 10.25%, 5/15/02................       Ba         350       325,063
                                                                -----------
                                                                  2,448,711
                                                                -----------

POLAND--1.1%
TPSA Finance BV 144A 7.125%,
12/10/03(b).............................      Baa         500       490,000
SOUTH KOREA--2.6%
Korea Development Bank 7.125%, 4/22/04..      Baa         500       488,750
                                            MOODY'S      PAR
                                             RATING     VALUE
                                          (Unaudited)   (000)      VALUE
                                          ------------  ------  -----------
SOUTH KOREA--CONTINUED
Korea Development Bank 7.375%, 9/17/04..      Baa       $ 750   $   731,250
                                                                -----------
                                                                  1,220,000
                                                                -----------

UNITED KINGDOM--1.1%
Bridas Corp. 12.50%, 11/15/99...........       B          500       502,500

VENEZUELA--1.0%
PDVSA Finance Ltd. Series 98-1 6.45%,
2/15/04.................................       A          500       451,305
---------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $6,220,763)                                      6,085,641
---------------------------------------------------------------------------

                                                        SHARES
                                                        ------
PREFERRED STOCKS--0.6%

TELECOMMUNICATIONS (LONG DISTANCE)--0.6%
Global Crossing Holdings Ltd. PIK
10.50%..................................                2,500       263,750
---------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $248,125)                                          263,750
---------------------------------------------------------------------------

TOTAL INVESTMENTS--98.6%
(IDENTIFIED COST $46,393,896)                                   45,421,810(a)
Cash and receivables, less liabilities--1.4%                       630,714
                                                      --------------------
NET ASSETS--100.0%                                    $         46,052,524
                                                      ====================

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $259,195 and gross depreciation of $1,231,281 for federal income tax purposes. At October 31, 1999, the aggregate cost of securities for federal income tax purposes was $46,393,896.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1999, these securities amounted to a value of $6,388,363 or 13.9% of net assets.
(c)  As rated by Standard & Poor's, Fitch or Duff & Phelps.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

8                      See Notes to Financial Statements

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1999

ASSETS
Investment securities at value
  (Identified cost $46,393,896)                               $   45,421,810
Receivables
  Investment securities sold                                         369,449
  Interest and dividends                                             830,793
  Fund shares sold                                                    89,836
  Receivable from adviser                                             67,122
Prepaid expenses                                                       1,011
                                                              --------------
    Total assets                                                  46,780,021
                                                              --------------
LIABILITIES
Payables
  Custodian                                                           74,206
  Investment securities purchased                                    352,980
  Fund shares repurchased                                             67,121
  Income distribution payable                                         53,676
  Distribution fee                                                    16,285
  Transfer agent fee                                                  13,911
  Financial agent fee                                                  8,699
  Trustees' fee                                                        5,641
Accrued expenses                                                     134,978
                                                              --------------
    Total liabilities                                                727,497
                                                              --------------
NET ASSETS                                                    $   46,052,524
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $   50,646,566
Undistributed net investment loss                                     (4,395)
Accumulated net realized loss                                     (3,616,548)
Net unrealized depreciation                                         (973,099)
                                                              --------------
NET ASSETS                                                    $   46,052,524
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $0.01 par value,
  unlimited authorization (Net Assets $26,071,039)                 5,710,746
Net asset value per share                                              $4.57
Offering price per share $4.57/(1-2.25%)                               $4.68
CLASS B
Shares of beneficial interest outstanding, $0.01 par value,
  unlimited authorization (Net Assets $10,956,673)                 2,405,345
Net asset value and offering price per share                           $4.56
CLASS C
Shares of beneficial interest outstanding, $0.01 par value,
  unlimited authorization (Net Assets $9,024,812)                  1,977,548
Net asset value and offering price per share                           $4.56

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME
Interest                                                      $    4,228,359
Dividends                                                             13,050
                                                              --------------
    Total investment income                                        4,241,409
                                                              --------------
EXPENSES
Investment advisory fee                                              283,982
Distribution fee, Class A                                             74,420
Distribution fee, Class B                                             88,111
Distribution fee, Class C                                             50,586
Financial agent fee                                                   76,005
Transfer agent                                                        85,732
Registration                                                          39,466
Professional                                                          36,089
Custodian                                                             24,454
Printing                                                              24,425
Trustees                                                              17,008
Miscellaneous                                                         47,003
                                                              --------------
    Total expenses                                                   847,281
    Less expenses borne by investment adviser                       (245,212)
    Custodian fees paid indirectly                                    (1,361)
                                                              --------------
    Net expenses                                                     600,708
                                                              --------------
NET INVESTMENT INCOME                                              3,640,701
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                   (1,221,900)
Net realized loss on foreign currency transactions                   (33,555)
Net change in unrealized appreciation (depreciation) on
  foreign currency and foreign currency transactions                  (1,013)
Net change in unrealized appreciation (depreciation) on
  investments                                                        405,264
                                                              --------------
NET LOSS ON INVESTMENTS                                             (851,204)
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $    2,789,497
                                                              ==============

                       See Notes to Financial Statements                       9

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                          Year Ended   Year Ended
                                           10/31/99     10/31/98
                                          -----------  -----------
FROM OPERATIONS
  Net investment income (loss)            $ 3,640,701  $ 3,323,904
  Net realized gain (loss)                 (1,255,455)  (2,207,274)
  Net change in unrealized appreciation
    (depreciation)                            404,251   (1,377,771)
                                          -----------  -----------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               2,789,497     (261,141)
                                          -----------  -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A           (2,209,345)  (2,076,744)
  Net investment income, Class B             (807,843)    (750,987)
  Net investment income, Class C             (720,412)    (439,980)
  In excess of net investment income,
    Class A                                    (9,014)          --
  In excess of net investment income,
    Class B                                    (3,296)          --
  In excess of net investment income,
    Class C                                    (2,939)          --
  Net realized gains, Class A                      --     (623,397)
  Net realized gains, Class B                      --     (231,491)
  Net realized gains, Class C                      --      (40,577)
                                          -----------  -----------
  DECREASE IN NET ASSETS RESULTING FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (3,752,849)  (4,163,176)
                                          -----------  -----------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (3,582,772 and 6,014,412 shares,
    respectively)                          16,755,923   29,551,389
  Net asset value of shares issued from
    reinvestment of distributions
    (377,128 and 481,339 shares,
    respectively)                           1,757,357    2,357,562
  Cost of shares repurchased (5,376,778
    and 5,014,505 shares, respectively)   (25,115,199) (24,593,058)
                                          -----------  -----------
Total                                      (6,601,919)   7,315,893
                                          -----------  -----------
CLASS B
  Proceeds from sales of shares (757,791
    and 1,098,057 shares, respectively)     3,535,661    5,370,293
  Net asset value of shares issued from
    reinvestment of distributions
    (126,951 and 150,247 shares,
    respectively)                             589,906      735,674
  Cost of shares repurchased (1,109,023
    and 656,994 shares, respectively)      (5,162,766)  (3,148,967)
                                          -----------  -----------
Total                                      (1,037,199)   2,957,000
                                          -----------  -----------
CLASS C
  Proceeds from sales of shares
    (1,484,770 and 3,178,002 shares,
    respectively)                           6,906,958   15,654,043
  Net asset value of shares issued from
    reinvestment of distributions
    (124,900 and 90,036 shares,
    respectively)                             581,636      436,654
  Cost of shares repurchased (1,922,094
    and 1,091,595 shares, respectively)    (8,935,139)  (5,287,237)
                                          -----------  -----------
Total                                      (1,446,545)  10,803,460
                                          -----------  -----------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                     (9,085,663)  21,076,353
                                          -----------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS   (10,049,015)  16,652,036
NET ASSETS
  Beginning of period                      56,101,539   39,449,503
                                          -----------  -----------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    ($4,395) AND $96,898, RESPECTIVELY]   $46,052,524  $56,101,539
                                          ===========  ===========

10                     See Notes to Financial Statements

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                             CLASS A
                                              ---------------------------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31
                                              ---------------------------------------------------------------------
                                                1999           1998           1997           1996           1995
Net asset value, beginning of period          $    4.66      $    5.06      $    4.91      $    4.74      $    4.61
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                     0.33(2)        0.34(2)        0.34(2)        0.33(2)        0.33(2)
  Net realized and unrealized gain
    (loss)                                        (0.08)         (0.29)          0.14           0.17           0.13
                                              ---------      ---------      ---------      ---------      ---------
      TOTAL FROM INVESTMENT OPERATIONS             0.25           0.05           0.48           0.50           0.46
                                              ---------      ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS
  Dividends from net investment income            (0.34)         (0.34)         (0.33)         (0.33)         (0.33)
  Dividends from net realized gains                  --          (0.11)            --             --             --
  In excess of net investment income               0.00(4)          --             --             --             --
                                              ---------      ---------      ---------      ---------      ---------
      TOTAL DISTRIBUTIONS                         (0.34)         (0.45)         (0.33)         (0.33)         (0.33)
                                              ---------      ---------      ---------      ---------      ---------
CHANGE IN NET ASSET VALUE                         (0.09)         (0.40)          0.15           0.17           0.13
                                              ---------      ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD                $    4.57      $    4.66      $    5.06      $    4.91      $    4.74
                                              =========      =========      =========      =========      =========
Total return(1)                                    5.57%          0.85%         10.08%         10.91%         10.27%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)           $26,071        $33,212        $28,557        $13,702         $9,303

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                               1.00%(3)       1.00%          1.00%          1.00%          1.00%
  Net investment income                            7.21%          6.90%          6.54%          6.88%          7.07%
Portfolio turnover                                  122%           126%           246%           232%           344%

(1)  Maximum sales charges are not reflected in the total return calculation.
(2) Includes reimbursement of operating expenses by investment adviser of $0.02, $0.03, $0.04, $0.06 and $0.08, respectively.
(3) For the year ended October 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(4)  Amount is less than $0.01.

                       See Notes to Financial Statements

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          CLASS B
                                           ---------------------------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31
                                           ---------------------------------------------------------------------
                                             1999           1998           1997           1996           1995
Net asset value, beginning of period       $    4.65      $    5.06      $    4.91      $    4.74      $    4.61
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                  0.31(2)        0.31(2)        0.31(2)        0.31(2)        0.30(2)
  Net realized and unrealized gain
    (loss)                                     (0.08)         (0.29)          0.15           0.17           0.13
                                           ---------      ---------      ---------      ---------      ---------
      TOTAL FROM INVESTMENT OPERATIONS          0.23           0.02           0.46           0.48           0.43
                                           ---------      ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS
  Dividends from net investment income         (0.32)         (0.32)         (0.31)         (0.31)         (0.30)
  Dividends from net realized gains               --          (0.11)            --             --             --
  In excess of net investment income            0.00(7)          --             --             --             --
                                           ---------      ---------      ---------      ---------      ---------
      TOTAL DISTRIBUTIONS                      (0.32)         (0.43)         (0.31)         (0.31)         (0.30)
                                           ---------      ---------      ---------      ---------      ---------
CHANGE IN NET ASSET VALUE                      (0.09)         (0.41)          0.15           0.17           0.13
                                           ---------      ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD             $    4.56      $    4.65      $    5.06      $    4.91      $    4.74
                                           =========      =========      =========      =========      =========
Total return(1)                                 5.04%          0.12%          9.51%         10.36%          9.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $10,957        $12,225        $10,318         $5,943         $4,659
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                            1.50%(6)       1.50%          1.50%          1.50%          1.50%
  Net investment income                         6.70%          6.44%          6.05%          6.38%          6.59%
Portfolio turnover                               122%           126%           246%           232%           344%

                                                              CLASS C
                                              ----------------------------------------
                                                                               FROM
                                               YEAR ENDED OCTOBER 31        INCEPTION
                                              ------------------------      10/1/97 TO
                                                1999           1998          10/31/97
Net asset value, beginning of period          $    4.66      $    5.06       $   5.15
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                     0.33(3)        0.34(3)        0.03(3)
  Net realized and unrealized gain
    (loss)                                        (0.10)         (0.30)         (0.09)
                                              ---------      ---------       --------
      TOTAL FROM INVESTMENT OPERATIONS             0.23           0.04          (0.06)
                                              ---------      ---------       --------
LESS DISTRIBUTIONS
  Dividends from net investment income            (0.33)         (0.33)         (0.03)
  Dividends from net realized gains                  --          (0.11)            --
  In excess of net investment income               0.00(7)          --             --
                                              ---------      ---------       --------
      TOTAL DISTRIBUTIONS                         (0.33)         (0.44)         (0.03)
                                              ---------      ---------       --------
CHANGE IN NET ASSET VALUE                         (0.10)         (0.40)         (0.09)
                                              ---------      ---------       --------
NET ASSET VALUE, END OF PERIOD                $    4.56      $    4.66       $   5.06
                                              =========      =========       ========
Total return(1)                                    5.07%          0.59%         (1.30)%(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)            $9,025        $10,665           $575
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                               1.25%(6)       1.25%          1.25 %(4)
  Net investment income                            6.95%          6.70%          5.51 %(4)
Portfolio turnover                                  122%           126%           246 %(5)

(1)  Maximum sales charges are not reflected in the total return calculation.
(2) Includes reimbursement of operating expenses by investment adviser of $0.02, $0.03, $0.04, $0.06 and $0.08, respectively.
(3) Includes reimbursement of operating expenses by investment adviser of $0.02, $0.03 and $0.04, respectively.
(4)  Annualized
(5)  Not annualized
(6) For the year ended October 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(7)  Amount is less than $0.01.

12
                       See Notes to Financial Statements

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix-Goodwin Multi-Sector Short Term Bond Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund's investment objective is to provide high current income relative to short-term alternatives, while attempting to limit fluctuations in the net asset value of Fund shares resulting from movements in interest rates. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 2.25%. Class B shares are sold with a contingent deferred sales charge which declines from 2% to zero depending on the period of time the shares are held. Class C shares are sold with no sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to income using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions to shareholders are declared and recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of expiring capital loss carryforwards, foreign currency gain/loss, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

  The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999 (CONTINUED)

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Fund, the adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.55% of the average daily net assets of the Fund. The Adviser has agreed to assume expenses of the Fund in excess of 1.00%, 1.50% and 1.25% of the average aggregate daily net asset value of Class A, Class B and Class C shares, respectively. For the year ended October 31, 1999, the Adviser has reimbursed the Fund $245,212 for such expenses.

  As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $3,113 for Class A shares and deferred sales charges of $33,795 for Class B shares for the year ended October 31, 1999. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 0.75% for Class B shares and 0.50% for Class C shares of the average daily net assets of the Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Fund that of the total amount expensed for the year ended October 31, 1999, $84,933 was retained by the Distributor, $110,057 was paid to unaffiliated participants, and $18,127 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust as sub-transfer agent. For the year ended October 31, 1999, transfer agent fees were $85,732 of which PEPCO retained $6,504 which is net of the fees paid to State Street.

  At October 31, 1999, PHL and affiliates held 33,059 Class A shares with a value of $151,080.

3. PURCHASE AND SALE OF SECURITIES

  During the year ended October 31, 1999, purchases and sales of investments, excluding short-term securities and U.S. Government and agency securities, amounted to $51,127,928 and $57,240,898, respectively. Purchases and sales of long-term U.S. Government and agency securities amounted to $10,400,545 and $11,439,480, respectively.

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risk than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

5. CAPITAL LOSS CARRYOVERS

  The Fund has capital loss carryover of $3,616,548 comprised of $2,039,934 and $1,576,614 expiring in 2006 and 2007, respectively, which may be used to offset future capital gains.

6. RECLASSIFICATION OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Fund has recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of October 31, 1999, the Fund increased undistributed net investment income by $10,855, and increased accumulated net realized loss by $10,855.

  This report is not authorized for distribution to prospective investors in the Phoenix Multi-Sector Short Term Bond Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

To the Trustees and Shareholders of
Phoenix-Goodwin Multi-Sector Short Term Bond Fund

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Phoenix-Goodwin Multi-Sector Short Term Bond Fund (formerly known as Phoenix Multi-Sector Short Term Bond Fund) (the "Fund") at October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
December 16, 1999

PHOENIX-GOODWIN MULTI-SECTOR
SHORT TERM BOND FUND
101 Munson Street
Greenfield, Massachusetts 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Daizell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
James D. Wehr, Senior Vice President
David L. Albrycht, Vice President
Michael Kearney, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, CT 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574 (option 0)
Investment Strategy Hotline       1-800-243-4361 (option 2)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926

World Wide Web Address:
WWW.PHOENIXINVESTMENTS.COM

PHOENIX EQUITY PLANNING CORPORATION
PO Box 2200
Enfield CT  06083-2200



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